SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

PTEK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Georgia	000-27778	59-3074176
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3399 Peachtree Road, N.E.

The Lenox Building, Suite 700

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(404) 262-8400

(Registrant’s telephone number, including area code)

Item 12.	Results of Operation and Financial Condition

On August 17, 2004, PTEK Holdings, Inc. will be making a presentation at CJS Securities, Inc. Summer Small Cap Conference. The presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Exhibits

Exhibit No.	Description

99.1	PTEK Holdings, Inc. presentation at CJS Securities, Inc. Summer Small Cap Conference, dated August 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

Date: August 16, 2004	By:	/s/ Michael E. Havener
Michael E. Havener
Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation at CJS Securities, Inc. Summer Small Cap Conference, dated August 17, 2004.

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